Major Categories of Interest and Similar Income, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Interest and Other Income [Line Items]
Fixed-maturity securities	$ 29,904	$ 31,075	$ 32,790
Short-term securities	13	33	15
Policy loans	21	27	24
Other	33	20	6
Total	29,971	31,155	32,835
Less: Investment expenses	307	305	251
Total interest and similar income, net	$ 29,664	$ 30,850	$ 32,584